EXHIBIT 99.1

Accrued Interest Date:                                Collection Period Ending:
25-Feb-04                                                            29-Feb-04
Distribution Date:              BMW VEHICLE OWNER TRUST 2003-A        Period #
                                ------------------------------
25-Mar-04                                                                   11

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Balances
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                                                                  Initial      Period End
    Receivables                                            $1,643,640,298  $1,045,276,719
    Reserve Account                                           $12,327,302     $18,292,343
    Yield Supplement Overcollateralization                     $9,034,825      $5,879,195
    Class A-1 Notes                                          $380,000,000              $0
    Class A-2 Notes                                          $455,000,000    $239,792,051
    Class A-3 Notes                                          $470,000,000    $470,000,000
    Class A-4 Notes                                          $296,913,000    $296,913,000
    Class B Notes                                             $32,692,000     $32,692,000

Current Collection Period
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    Beginning Receivables Outstanding                      $1,088,887,774
    Calculation of Total Distribution Amount
       Regular Principal Distributable Amount
          Receipts of Scheduled Principal                     $25,579,578
          Receipts of Pre-Paid Principal                      $17,017,179
          Liquidation Proceeds                                   $564,902
          Principal Balance Allocable to Gross Charge-offs       $449,396
       Total Receipts of Principal                            $43,611,055

       Interest Distribution Amount
          Receipts of Interest                                 $4,292,799
          Servicer Advances                                      $241,364
          Reimbursement of Previous Servicer Advances                  $0
          Accrued Interest on Purchased Receivables                    $0
          Recoveries                                             $118,925
          Net Investment Earnings                                  $9,000
       Total Receipts of Interest                              $4,662,088

       Release from Reserve Account                                    $0

    Total Distribution Amount                                 $47,823,747

    Ending Receivables Outstanding                         $1,045,276,719

Servicer Advance Amounts
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    Beginning Period Unreimbursed Previous Servicer Advance      $615,549
    Current Period Servicer Advance                              $241,364
    Current Reimbursement of Previous Servicer Advance                 $0
    Ending Period Unreimbursed Previous Servicer Advances        $856,913

Collection Account
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    Deposits to Collection Account                            $47,823,747
    Withdrawals from Collection Account
       Servicing Fees                                            $907,406
       Class A Noteholder Interest Distribution                $1,727,957
       First Priority Principal Distribution                           $0
       Class B Noteholder Interest Distribution                   $79,823
       Regular Principal Distribution                         $43,351,934
       Reserve Account Deposit                                         $0
       Unpaid Trustee Fees                                             $0
       Excess Funds Released to Depositor                      $1,756,626
    Total Distributions from Collection Account               $47,823,747


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Excess Funds Released to the Depositor
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       Release from Reserve Account                              $763,193
       Release from Collection Account                         $1,756,626
    Total Excess Funds Released to the Depositor               $2,519,820

Note Distribution Account
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    Amount Deposited from the Collection Account              $45,159,714
    Amount Deposited from the Reserve Account                          $0
    Amount Paid to Noteholders                                $45,159,714

Distributions
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    Monthly Principal Distributable Amount                Current Payment  Ending Balance Per $1,000    Factor
    Class A-1 Notes                                                    $0              $0    $0.00       0.00%
    Class A-2 Notes                                           $43,351,934    $239,792,051   $95.28      52.70%
    Class A-3 Notes                                                    $0    $470,000,000    $0.00     100.00%
    Class A-4 Notes                                                    $0    $296,913,000    $0.00     100.00%
    Class B Notes                                                      $0     $32,692,000    $0.00     100.00%

    Interest Distributable Amount                         Current Payment      Per $1,000
    Class A-1 Notes                                                    $0           $0.00
    Class A-2 Notes                                              $342,132           $0.75
    Class A-3 Notes                                              $759,833           $1.62
    Class A-4 Notes                                              $625,992           $2.11
    Class B Notes                                                 $79,823           $2.44



Carryover Shortfalls
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                                                     Prior Period Carryover  Current Payment   Per $1,000
    Class A-1 Interest Carryover Shortfall                             $0              $0       $0
    Class A-2 Interest Carryover Shortfall                             $0              $0       $0
    Class A-3 Interest Carryover Shortfall                             $0              $0       $0
    Class A-4 Interest Carryover Shortfall                             $0              $0       $0
    Class B Interest Carryover Shortfall                               $0              $0       $0


Receivables Data
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                                                         Beginning Period       Ending Period
    Number of Contracts                                            58,102          55,318
    Weighted Average Remaining Term                                 43.69           41.94
    Weighted Average Annual Percentage Rate                         5.31%           5.29%

    Delinquencies Aging Profile End of Period               Dollar Amount      Percentage
       Current                                               $955,273,813          91.39%
       1-29 days                                              $74,569,885           7.13%
       30-59 days                                             $12,339,716           1.18%
       60-89 days                                              $1,645,104           0.16%
       90-119 days                                               $611,918           0.06%
       120-149 days                                              $836,283           0.08%
       Total                                               $1,045,276,719         100.00%
       Delinquent Receivables +30 days past due               $15,433,021           1.48%


    Write-offs
       Gross Principal Write-Offs for Current Period             $449,396
       Recoveries for Current Period                             $118,925
       Net Write-Offs for Current Period                         $330,471

       Cumulative Realized Losses                              $2,775,138


    Repossessions                                           Dollar Amount           Units
       Beginning Period Repossessed Receivables Balance        $2,176,733              90
       Ending Period Repossessed Receivables Balance           $1,453,549              61
       Principal Balance of 90+ Day Repossessed Vehicles         $292,510              14


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Yield Supplement Overcollateralization
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    Beginning Period Required Amount                           $6,138,316
    Beginning Period Amount                                    $6,138,316
    Ending Period Required Amount                              $5,879,195
    Current Period Release                                       $259,121
    Ending Period Amount                                       $5,879,195
    Next Distribution Date Required Amount                     $5,625,731

Reserve Account
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    Beginning Period Required Amount                          $19,055,536
    Beginning Period Amount                                   $19,055,536
    Net Investment Earnings                                        $9,000
    Current Period Deposit                                             $0
    Current Period Release to Collection Account                       $0
    Current Period Release to Depositor                          $763,193
    Ending Period Required Amount                             $18,292,343
    Ending Period Amount                                      $18,292,343


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